[Logo] M F S (R)
INVESTMENT MANAGEMENT                                             ANNUAL REPORT
  We invented the mutual fund(R)                                  FOR YEAR ENDED
                                                                  JUNE 30, 2000




                               [Graphic Omitted]



                              MFS(R) INSTITUTIONAL
                              INTERNATIONAL EQUITY FUND

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

TRUSTEES                                                                   INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,                 Massachusetts Financial Services Company
MFS Investment Management(R)                                               500 Boylston Street
                                                                           Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                           DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;           MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company                    500 Boylston Street
(video franchise)                                                          Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                                     INVESTOR SERVICE
Jeffrey L. Shames*                                                         MFS Service Center, Inc.
                                                                           P.O. Box 2281
PORTFOLIO MANAGER                                                          Boston, MA 02107-9906
David R. Mannheim*
                                                                           For additional information,
TREASURER                                                                  contact your investment professional.
James O. Yost*
                                                                           CUSTODIAN
ASSISTANT TREASURERS                                                       State Street Bank and Trust Company
Mark E. Bradley*
Ellen Moynihan*                                                            AUDITORS
                                                                           Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                          WORLD WIDE WEB
                                                                           www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


----------------------------------------------------------------------------------------------------------------
  NOT FDIC INSURED                               MAY LOSE VALUE                              NO BANK GUARANTEE
----------------------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended June 30, 2000, the fund provided a total return of 31.38%, including the reinvestment of any distributions. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 24.46%. The fund's return also compares to a return of 17.44% for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component.

We feel our strategy of relatively broad sector diversification was a major factor in helping us offer competitive performance in a difficult environment. In Asia and Europe, we witnessed the same market phenomena as in the United
States: high volatility and rotation between new-economy stocks, or companies seen as being technology rich, and old-economy stocks, that is, companies viewed as being technology poor and as having done business the same way for a long time. Through the fourth quarter of 1999 and into February 2000, we had a strong rally in new-economy stocks, or what Europeans refer to as TMT: technology, media, and telecommunications. The rally was followed by what we view as a natural correction in high-valuation TMT issues, with money rotating back toward old-economy stocks.

The big drivers of the portfolio's performance for much of the past year were our TMT holdings. But when we gave back a portion of our TMT gains during the market volatility in late winter and spring, the rotation into old-economy stocks helped some of our other sectors, such as financial services. So we feel conditions during the period supported our long-standing belief that diversification may serve investors well by providing competitive returns over a variety of market cycles. We also took advantage of market volatility to buy shares in what we believed were fundamentally sound companies with depressed stock prices.

A factor that hurt performance over the period, however, was the decline of the euro as the dollar strengthened. Since our results must always be converted back into dollars, any profits we make on European equities are decreased if the euro declines versus the dollar. Conversely, a rising euro would give an extra boost to profits on our European holdings.

Utilities and communications has remained the largest sector in the portfolio. This is actually a byproduct of our style of individual, bottom-up stock picking, rather than a top-down decision to overweight a particular sector. Utilities and communications, particularly telecommunications, is simply the area in which we have found the most companies with strong earnings growth prospects at reasonable valuations -- as opposed to some other areas of TMT, where we feel relative valuations are not as compelling.

Although, as we mentioned, these holdings gave up some of their gains late in the period, we still feel very positive about them as a group. Our focus has been largely on wireless carriers and what are called alternative carriers. These are companies that come into a market with new technology, such as all-fiber-optic networks, and are able to undercut the incumbents' prices. Cable & Wireless in the United Kingdom is an example of an alternative carrier. Major wireless carriers that we hold include NTT Mobile Communications, the largest cellular company in Japan, KPN in the Netherlands, and Vodafone AirTouch in the United Kingdom.

The portfolio continued to benefit from research conducted firsthand by MFS analysts around the globe. Fast Retailing is a stock that we think exemplifies how our bottom-up Original Research(SM) may uncover new opportunities in difficult markets. With rising unemployment and a weak economy, we would not generally consider Japan to be a great environment in which to invest in a retail company. But Fast Retailing is a chain of unisex casual clothing stores that has broken out of the traditional Japanese retail mold. By cutting out layers of middlemen, it has been able to undercut department store prices by as much as 50% to 60%. However, until recently, the market's perception seemed to be that the company's stock was already fully valued.

Our retail analyst in Tokyo had been following the stock for some time when he urged us last fall to increase our existing small position in the company. The analyst had been visiting Fast Retailing stores and seeing lines of customers stretching around the block. Conversations with store managers confirmed that the company was experiencing phenomenal sales growth. Further research led us to conclude that Fast Retailing's stock was actually underpriced relative to future earnings, and we strongly increased our position. Subsequently, the market appears to have arrived at a similar opinion, and our holding has appreciated considerably.

On a cautionary note, looking to the period ahead we feel that valuations in the markets are high, so investors should not expect overall returns to be what they've been in the past. That said, we think the prospects for earnings growth have actually improved over the past year for a majority of the companies in which we're invested. Japan has moved from negative to positive earnings growth. In much of the rest of Asia, we've seen continued and accelerating recovery from the regional financial crisis of 1998. And in Europe, our projections of average annual earnings growth have increased from the 8% to 10% range a year ago to 12% to 15% for 2000, a rate we feel may be sustainable into next year.

One factor in our positive outlook is the strong dollar. We talked about this earlier as being, in one respect, a negative for the portfolio. But it is a positive factor for overseas firms competing against dollar-based companies. In the United States, for example, a strong dollar makes imported goods cheaper and therefore more competitive. We also see the establishment of the euro zone as a positive development. We believe it is propelling European companies into a wider marketplace, forcing them to act more competitively and to focus more on delivering stock performance for shareholders. Other factors contributing to our outlook for strong global earnings growth include continued deregulation in many foreign marketplaces and industries, as well as ongoing restructuring in Europe and Asia -- trends that echo earlier developments in the United States that contributed strongly to our current economic boom.

Respectfully,

/s/ David R. Mannheim

David R. Mannheim
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) and Director of International Portfolio Management. He is portfolio manager of MFS(R) Global Equity Fund, MFS(R) International Growth Fund, MFS(R) Institutional International Equity Fund, and the International Growth Series offered through MFS(R)/Sun Life annuity products.

Mr. Mannheim joined MFS in 1988 and was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999. He is a graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.







This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $60.9 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2000. Index information is from February 1, 1996.)

                         MFS Institutional
                       International Equity Fund           MSCI EAFE Index
                       -------------------------           ---------------
1/96                         $3,000,000                      $3,000,000
6/96                          3,288,000                       3,126,520
6/97                          4,043,180                       3,538,090
6/98                          4,452,900                       3,763,800
6/99                          4,485,700                       4,062,000
6/00                          5,893,181                       4,770,597

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000
                                                 1 Year     3 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return                         +31.38%     +45.76%     +96.44%
-------------------------------------------------------------------------------
Average Annual Total Return                     +31.38%     +13.38%     +16.52%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)                           1 Year     3 Years       Life*
-------------------------------------------------------------------------------
Average international fund+                     +24.46%     +11.77%     +13.10%
-------------------------------------------------------------------------------
MSCI EAFE Index#                                +17.44%     +10.48%     +11.07%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2000. Index information is from February 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Stocks - 96.6%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 93.9%
  Australia - 3.2%
    Publishing & Broadcasting Ltd. (Broadcasting)                        70,500           $   541,562
    QBE Insurance Group Ltd. (Insurance)*                               284,256             1,388,654
                                                                                          -----------
                                                                                          $ 1,930,216
-----------------------------------------------------------------------------------------------------
  Bermuda - 0.4%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     17,920           $   266,560
-----------------------------------------------------------------------------------------------------
  Canada - 4.9%
    Anderson Exploration Ltd. (Oils)*                                    29,200           $   530,909
    AT&T Canada, Inc. (Telecommunications)*                               9,900               328,556
    BCE, Inc. (Telecommunications)                                       22,608               536,358
    Canadian National Railway Co. (Railroads)                            38,181             1,114,408
    Nortel Networks Corp. (Telecommunications)                            6,450               447,729
                                                                                          -----------
                                                                                          $ 2,957,960
-----------------------------------------------------------------------------------------------------
  Finland - 2.9%
    Helsingin Puhelin Oyj (Telecommunications)                           18,000           $ 1,762,955
-----------------------------------------------------------------------------------------------------
  France - 10.9%
    Aventis S.A. (Pharmaceuticals)                                        8,600           $   627,621
    Banque Nationale de Paris (Banks and Credit Cos.)                     9,300               894,881
    Bouygues S.A. (Telecommunications)                                    1,460               975,601
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                25,800             1,228,971
    Societe Television Francaise 1 (Entertainment)                        3,800               264,806
    Technip S.A. (Construction)                                           6,700               810,351
    Total S.A., "B" (Oils)                                                6,500               996,507
    Vivendi S.A. (Business Services)                                      9,700               856,052
                                                                                          -----------
                                                                                          $ 6,654,790
-----------------------------------------------------------------------------------------------------
  Germany - 3.1%
    Prosieben Media AG, Preferred (Entertainment)*                       15,050           $ 1,871,267
-----------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Antenna TV S.A., ADR (Broadcasting)*                                 15,046           $   233,213
-----------------------------------------------------------------------------------------------------
  Ireland - 0.2%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)                   53,829           $   116,433
-----------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*          22,325           $   212,087
-----------------------------------------------------------------------------------------------------
  Italy - 1.5%
    Telecom Italia Mobile S.p.A., Saving Shares (Telecommunications)*   181,800           $   914,589
-----------------------------------------------------------------------------------------------------
  Japan - 23.2%
    Canon, Inc. (Special Products and Services)                          39,000           $ 1,941,176
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    100,000             1,890,083
    Chukyo Coca-Cola Bottling Co. Ltd. (Food and Beverage Products)      14,800               149,283
    Fast Retailing Co. (Retail)                                           2,800             1,171,946
    Fuji Heavy Industries Ltd. (Automotive)                              74,000               537,142
    Fujitsu Ltd. (Computer Hardware - Systems)                           26,000               899,510
    Hitachi Ltd. (Electronics)                                          132,000             1,903,846
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and Beverage Products)      23,000               333,682
    Mitsubishi Electric Corp. (Electronics)                              48,000               519,457
    Mitsubishi Motors Corp. (Automotive)                                 71,000               303,196
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                 65               863,971
    NTT Mobile Communications Network, Inc. (Telecommunications)             76             2,056,183
    Sony Corp. (Electronics)                                              4,000               373,303
    Tokyo Broadcasting System, Inc. (Entertainment)                      20,000               863,499
    Toshiba Corp. (Electronics)                                          28,000               315,950
                                                                                          -----------
                                                                                          $14,122,227
-----------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    Grupo Television S.A. de C.V., GDR (Entertainment)*                   8,300           $   572,181
-----------------------------------------------------------------------------------------------------
  Netherlands - 10.4%
    Akzo Nobel N.V. (Chemicals)                                          38,400           $ 1,631,221
    Completel Europe N.V. (Telecommunications)*                           1,240                15,388
    ING Groep N.V. (Financial Services)*                                 15,589             1,053,593
    Koninklijke (Royal) Philips Electronics N.V. (Electronics)           25,400             1,197,794
    KPN N.V. (Telecommunications)*                                       25,798             1,153,765
    Libertel N.V. (Cellular Telecommunications)*                         17,600               267,975
    Royal Dutch Petroleum Co. (Oils)                                     16,500             1,025,384
                                                                                          -----------
                                                                                          $ 6,345,120
-----------------------------------------------------------------------------------------------------
  Norway - 0.8%
    Schibsted ASA (Publishing)                                           19,300           $   357,741
    Sparebanken NOR (Banks and Credit Cos.)                               5,200               116,694
                                                                                          -----------
                                                                                          $   474,435
-----------------------------------------------------------------------------------------------------
  Portugal - 0.7%
    Telecel - Comunicacoes Pessoais, S.A. (Cellular
      Telecommunications)                                                30,050           $   456,103
-----------------------------------------------------------------------------------------------------
  Singapore - 3.1%
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    212,544           $   824,816
    Overseas-Chinese Banking Corp. Ltd. (Banks and Credit Cos.)          89,000               613,438
    Singapore Press Holdings Ltd. (Printing and Publishing)              28,000               437,880
                                                                                          -----------
                                                                                          $ 1,876,134
-----------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Repsol S.A. (Oils)                                                   28,400           $   565,257
-----------------------------------------------------------------------------------------------------
  Sweden - 3.4%
    NetCom AB (Telecommunications)*                                       7,400           $   546,500
    Saab AB, "B" (Aerospace)                                            177,083             1,486,573
    Tele1 Europe Holdings AB (Telecommunications)*                        1,000                12,252
                                                                                          -----------
                                                                                          $ 2,045,325
-----------------------------------------------------------------------------------------------------
  Switzerland - 2.4%
    Novartis AG (Medical and Health Products)                               850           $ 1,346,824
    Synthes-Stratec, Inc. (Medical and Health Products)*                    300               136,500
                                                                                          -----------
                                                                                          $ 1,483,324
-----------------------------------------------------------------------------------------------------
  United Kingdom - 20.3%
    AstraZeneca Group PLC (Medical and Health Products)                  21,350           $   993,023
    BAE Systems PLC (Aerospace)*                                        116,744               727,539
    BP Amoco PLC (Oils)                                                 108,900             1,044,339
    Cable & Wireless Communications PLC, ADR (Telecommunications)*       63,186             1,069,486
    Capital Radio PLC (Broadcasting)                                     16,300               380,926
    Carlton Communications PLC (Broadcasting)                            78,000             1,002,854
    CGU PLC (Insurance)*                                                 66,264             1,102,541
    Diageo PLC (Food and Beverage Products)*                             83,880               752,380
    NDS Group PLC, ADR (Internet)*                                          710                43,310
    Next PLC (Retail)                                                    70,500               616,370
    Reckitt Benckiser PLC (Consumer Goods and Services)*                 55,300               618,986
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                  50,841               850,538
    United News & Media PLC (Broadcasting)                               90,100             1,294,711
    Vodafone AirTouch PLC (Telecommunications)*                         460,103             1,858,192
                                                                                          -----------
                                                                                          $12,355,195
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $57,215,371
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 2.7%
  Oils - 0.5%
    Santa Fe International Corp.                                          9,100           $   317,931
-----------------------------------------------------------------------------------------------------
  Telecommunications - 2.2%
    NTL, Inc.*                                                           22,112           $ 1,323,956
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $ 1,641,887
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $54,854,236)                                               $58,857,258
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.1%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost              $ 1,915           $ 1,914,301
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $56,768,537)                                          $60,771,559

Other Assets, Less Liabilities - 0.3%                                                         153,516
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $60,925,075
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $56,768,537)                                      $60,771,559
  Cash                                                                                            1,279
  Investments of cash collateral for securities loaned, at identified cost and value          5,821,567
  Foreign currency, at value (identified cost, $88,563)                                          87,197
  Receivable for investments sold                                                               631,552
  Interest and dividends receivable                                                              90,029
  Receivable from investment adviser                                                            112,053
  Deferred organization expenses                                                                    818
  Other assets                                                                                      135
                                                                                            -----------
      Total assets                                                                          $67,516,189
                                                                                            -----------
Liabilities:
  Payable for investments purchased                                                         $   729,622
  Collateral for securities loaned, at value                                                  5,821,567
  Payable to affiliates -
    Management fee                                                                                1,250
    Shareholder servicing agent fee                                                                  12
    Administrative fee                                                                               29
  Accrued expenses and other liabilities                                                         38,634
                                                                                            -----------
      Total liabilities                                                                     $ 6,591,114
                                                                                            -----------
Net assets                                                                                  $60,925,075
                                                                                            ===========
Net assets consist of:
  Paid-in capital                                                                           $51,384,423
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                                         4,003,422
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                                     4,867,376
  Accumulated undistributed net investment income                                               669,854
                                                                                            -----------
      Total                                                                                 $60,925,075
                                                                                            ===========
Shares of beneficial interest outstanding                                                    3,719,068
                                                                                             ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                     $16.38
                                                                                               ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
----------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2000
----------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                       $1,047,888
    Interest                                                                           126,397
    Foreign taxes withheld                                                             (90,241)
                                                                                    ----------
      Total investment income                                                       $1,084,044
                                                                                    ----------
  Expenses -
    Management fee                                                                  $  308,065
    Trustees' compensation                                                               4,190
    Shareholder servicing agent fee                                                      3,080
    Administrative fee                                                                   5,718
    Custodian fee                                                                       82,991
    Printing                                                                             8,851
    Postage                                                                                  3
    Auditing fees                                                                       29,917
    Legal fees                                                                             367
    Amortization of organization expenses                                                1,400
    Miscellaneous                                                                       17,677
                                                                                    ----------
      Total expenses                                                                $  462,259
    Fees paid indirectly                                                                (1,066)
    Reduction of expenses by investment adviser                                       (112,053)
                                                                                    ----------
      Net expenses                                                                  $  349,140
                                                                                    ----------
        Net investment income                                                       $  734,904
                                                                                    ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                         $5,274,135
    Foreign currency transactions                                                       27,443
                                                                                    ----------
      Net realized gain on investments and foreign currency transactions            $5,301,578
                                                                                    ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                     $3,562,401
    Translation of assets and liabilities in foreign currencies                        (11,318)
                                                                                    ----------
      Net unrealized gain on investments and foreign currency translation           $3,551,083
                                                                                    ----------
        Net realized and unrealized gain on investments and foreign currency        $8,852,661
                                                                                    ----------
          Increase in net assets from operations                                    $9,587,565
                                                                                    ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                                        2000                1999
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                             $   734,904         $   104,993
  Net realized gain on investments and foreign currency transactions                  5,301,578             806,806
  Net unrealized gain (loss) on investments and foreign currency translation          3,551,083          (1,273,851)
                                                                                    -----------         -----------
    Increase (decrease) in net assets from operations                               $ 9,587,565         $  (362,052)
                                                                                    -----------         -----------
Distributions declared to shareholders -
  From net investment income                                                        $  (167,656)        $   (99,690)
  From net realized gain on investments and foreign currency transactions            (1,245,241)           (367,595)
                                                                                    -----------         -----------
    Total distributions declared to shareholders                                    $(1,412,897)        $  (467,285)
                                                                                    -----------         -----------
Net increase (decrease) in net assets from fund share transactions                  $45,083,267         $(3,980,435)
                                                                                    -----------         -----------
      Total increase (decrease) in net assets                                       $53,257,935         $(4,809,772)
Net assets:
  At beginning of period                                                              7,667,140          12,476,912
                                                                                    -----------         -----------
  At end of period (including accumulated undistributed net investment
    income of $669,854 and $75,164, respectively)                                   $60,925,075         $ 7,667,140
                                                                                    ===========         ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                                     ---------------------------------------------    PERIOD ENDED
                                                                       2000         1999         1998         1997   JUNE 30, 1996*
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $12.91       $13.88       $13.04       $10.96         $10.00
                                                                     ------       ------       ------       ------         ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.28       $ 0.15       $ 0.14       $ 0.23         $ 0.13
  Net realized and unrealized gain (loss)
    on investments and foreign currency                                3.75        (0.10)        1.12         2.23           0.83
                                                                     ------       ------       ------       ------         ------
      Total from investment operations                               $ 4.03       $ 0.05       $ 1.26       $ 2.46         $ 0.96
                                                                     ------       ------       ------       ------         ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.07)      $(0.22)      $(0.08)      $(0.13)        $ --
  From net realized gain on investments
    and foreign currency transactions                                 (0.49)       (0.80)       (0.34)       (0.25)          --
                                                                     ------       ------       ------       ------         ------
      Total distributions declared to
        shareholders                                                 $(0.56)      $(1.02)      $(0.42)      $(0.38)        $ --
                                                                     ------       ------       ------       ------         ------
Net asset value - end of period                                      $16.38       $12.91       $13.88       $13.04         $10.96
                                                                     ======       ======       ======       ======         ======
Total return                                                          31.38%        0.74%       10.13%       22.97%          9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           0.85%        0.87%        0.86%        0.87%          0.94%+
  Net investment income                                                1.78%        1.18%        1.08%        1.98%          2.46%+
Portfolio turnover                                                       89%         109%          64%          76%            19%
Net assets at end of period (000 Omitted)                           $60,925       $7,667      $12,477      $10,688         $2,498

  (S) Effective May 3, 1996, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. During the period January
      30, 1996, through May 2, 1996, the investment adviser voluntarily agreed under a temporary expense arrangement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.20% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                                     $ 0.24       $ 0.06       $ 0.07       $ 0.10         $(0.08)
    Ratios (to average net assets):
      Expenses##                                                       1.12%        1.54%        1.39%        2.01%          4.91%+
      Net investment income (loss)                                     1.51%        0.51%        0.55%        0.84%         (1.51)%+
 * For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $6,073,097. These loans were collateralized by U.S. Treasury securities of $507,653 and cash of $5,821,567 which was invested in the following short-term obligations:

                                                                       AMORTIZED
                                                                        COST AND
                                                          SHARES           VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio           5,821,567      $5,821,567

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 2000, accumulated undistributed net investment income was increased by $27,442, accumulated net realized gain on investments and foreign currency transactions was decreased by $27,443, and paid-in capital was increased by $1 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At June 30, 2000, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $77,165,587 and $34,626,160, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $56,854,590
                                                                    -----------
Gross unrealized appreciation                                       $ 6,787,179
Gross unrealized depreciation                                        (2,870,210)
                                                                    -----------
  Net unrealized appreciation                                       $ 3,916,969

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             YEAR ENDED JUNE 30, 2000             YEAR ENDED JUNE 30, 1999
                                        -----------------------------         ----------------------------
                                           SHARES              AMOUNT           SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             3,167,547         $45,701,583          143,554         $ 1,797,619
Shares issued to shareholders in
  reinvestment of distributions            89,029           1,412,894           38,083             467,280
Shares reacquired                        (131,241)         (2,031,210)        (487,062)         (6,245,334)
                                        ---------         -----------         --------         -----------
    Net increase (decrease)             3,125,335         $45,083,267         (305,425)        $(3,980,435)
                                        =========         ===========         ========         ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2000, was $334. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities of the MFS Institutional International Equity Fund (one of the series comprising MFS Institutional Trust), including the portfolio of investments, as of June 30, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Institutional International Equity Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000

FEDERAL TAX INFORMATION

The fund has designated $1,023,600 as a capital gain dividend for the year ended June 30, 2000.

For the year ended June 30, 2000, income from foreign sources was $1,049,134, and the fund designated a foreign tax credit of $86,343.

(C)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  IIE-2 8/00 400